Exhibit 99.2

                   Certification of Chief Financial Officer
               of GeoResources, Inc. Pursuant to 18 U.S.C. 1350


  I, J. P. Vickers, certify that:

  In connection with the Quarterly Report on Form 10-QSB of GeoResources,
Inc. (the "Company") for the period ended September 30, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, J. P. Vickers, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     1. the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

     2. the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



                                       /S/  J. P. Vickers
                                       ------------------------------------
                                       J. P. Vickers
                                       Chief Financial Officer
                                       November 14, 2002